Exhibit 32.2

CERTIFICATION OF PRESIDENT AND CHIEF OPERATING OFFICER (PRINCIPAL FINANCIAL MANAGER)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Kathleen A. Hill, President and Chief Operating Officer (Principal Financial Manager) of Nutrition Management Services Company, a Pennsylvania corporation (the “Company”), does hereby certify, to her knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 of the Company (the “Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen A. Hill
Kathleen A. Hill
President and Chief Operating Officer (Principal Financial Manager)

Date:  May 15, 2009